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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) September 30, 2005

                           AMERICAN EXPRESS COMPANY
               ------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)

                                   New York
                    ---------------------------------------
                (State or Other Jurisdiction of Incorporation)

                 1-7657                           13-4922250
           -----------------             ---------------------------
       (Commission File Number)       (IRS Employer Identification No.)

                  200 Vesey Street, World Financial Center,
              New York, New York                          10285
              ---------------------------------------    -------
            (Address of Principal Executive Offices)    (Zip Code)

                                (212) 640-2000
                ----------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                     None
            -------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01   Entry into a Material Definitive Agreement

Effective as of the close of business on September 30, 2005, American Express Company (the "Company") completed the separation of Ameriprise Financial, Inc. ("Ameriprise"), the Company's financial planning and financial services business, and the distribution of Ameriprise common stock to the Company's shareholders in a spin-off designed to be tax-free for U.S. federal income tax purposes (the "Distribution"). The Distribution was effectuated through a pro-rata dividend to the Company's shareholders consisting of one share of Ameriprise common stock for every five shares of the Company's common stock owned by its shareholders on September 19, 2005, the record date.

In contemplation of the Distribution, the Company entered into the Separation and Distribution Agreement (the "Separation Agreement") with Ameriprise on August 24, 2005, a copy of which was filed as Exhibit 10.1 to the Company's Form 8-K filed on August 30, 2005. Pursuant to the Separation Agreement, on September 30, 2005, the Company entered into certain other agreements with Ameriprise to effect the separation of its business and to define responsibility for obligations arising before and after the date of the Distribution, including, among others, obligations relating to transition services, taxes, and employees.

On September 30, 2005, the Company entered into a Tax Allocation Agreement (the "Tax Allocation Agreement") with Ameriprise. The Tax Allocation Agreement governs the allocation of consolidated U.S. federal and applicable combined or unitary state and local income tax liability as between Ameriprise and the Company, and in addition provides for certain restrictions and indemnities in connection with the tax treatment of the Distribution and addresses other tax-related matters.

On September 30, 2005, the Company entered into an Employee Benefits Agreement (the "Employee Benefits Agreement") with Ameriprise that allocates liabilities and responsibilities relating to employee compensation and benefit plans and programs and other related matters in connection with the Distribution including the treatment of outstanding Company equity awards, certain outstanding annual and long-term incentive awards, existing deferred compensation obligations, and certain retirement and welfare benefit obligations. The Employee Benefits Agreement provides that as of the date of the Distribution, Ameriprise generally will assume, retain and be liable for all wages, salaries, welfare, incentive compensation, and employee-related obligations and liabilities for all of its current and former employees. The Employee Benefits Agreement also provides for the transfer of assets and liabilities relating to the pre-distribution participation of Ameriprise's employees in the Company's various retirement, welfare, incentive compensation, and employee benefit plans from such plans to the applicable plans Ameriprise has adopted for the benefit of its employees.

Copies of the Employee Benefits Agreement and the Tax Allocation Agreement are attached hereto as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 2.01   Completion of Acquisition or Disposition of Assets

As stated above in Item 1.01, effective as of the close of business on September 30, 2005, the Company completed the separation of Ameriprise and the Distribution. The Distribution was effectuated through a pro-rata dividend to the Company's shareholders consisting of one share of Ameriprise common stock for every five shares of the Company's common stock owned by its shareholders on September 19, 2005, the record date. In addition, during the third quarter of 2005, the Company completed the sale of its tax, accounting and consulting business, American Express Tax and Business Services, Inc. ("TBS").

Item 7.01   Regulation FD Disclosure

A copy of the press release announcing the completion of the Distribution is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

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(b)  Pro forma financial information

     Unaudited Pro Forma Consolidated Statements of Income for the six months ended June 30, 2005 and for the years ended December 31, 2004, 2003 and 2002 and the Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2005, to reflect the effects of the spin-off of Ameriprise, as adjusted for retained operations of American Express International Deposit Company (AEIDC) and AMEX Assurance Company, and certain dispositions (including TBS), are filed as Exhibit 99.2 and incorporated herein by reference.

(d)  Exhibit

     10.1 Employee Benefits Agreement by and between American Express Company and Ameriprise Financial, Inc., dated as of September 30, 2005.

     10.2 Tax Allocation Agreement by and between American Express Company and Ameriprise Financial, Inc., dated as of September 30, 2005.

     99.1   Press Release dated September 30, 2005.

     99.2 Unaudited Pro Forma Consolidated Statements of Income for the six months ended June 30, 2005 and for the years ended December 31, 2004, 2003 and 2002 and the Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2005.

                                      -2-
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     SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


            AMERICAN EXPRESS COMPANY
            (REGISTRANT)

            By: /s/ Stephen P. Norman
               ----------------------
            Name: Stephen P. Norman
            Title: Secretary


DATE: October 6, 2005

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                                 EXHIBIT INDEX

Item No   Description
-------   -----------
10.1      Employee Benefits Agreement by and between American Express Company and Ameriprise Financial, Inc., dated as of September 30, 2005.

10.2      Tax Allocation Agreement by and between American Express Company and
          Ameriprise Financial, Inc., dated as of September 30, 2005.

99.1      Press Release dated September 30, 2005.

99.2 Unaudited Pro Forma Consolidated Statements of Income for the six months ended June 30, 2005 and for the years ended December 31, 2004, 2003 and 2002 and the Unaudited Pro Forma Consolidated Balance
          Sheet as of June 30, 2005.

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